DELAWARE GROUP® ADVISER FUNDS

Delaware U.S. Growth Fund (the “Fund”)

Supplement to the Fund’s Statutory Prospectus, Summary Prospectus, and Statement of Additional Information dated February 28, 2020

On November 19, 2020, JSP Acquisition LLC, a wholly owned direct subsidiary of Affiliated Managers Group, Inc., a publicly traded asset management company that has been partnering with leading independent asset management boutiques for over 25 years, acquired Macquarie Investment Management’s minority stake in Jackson Square Partners, LLC (Jackson Square).  Jackson Square is the Fund’s sub-adviser.

On November 18, 2020, the Board of Trustees of Delaware Group Adviser Funds approved the reorganization (Reorganization) of the Fund into and with the substantially similar, existing Jackson Square Large-Cap Growth Fund.  The Reorganization is subject to the approval of Fund shareholders at a special shareholder meeting.

No shareholder action is necessary at this time. More detailed information about the Reorganization will be provided in a forthcoming proxy statement. When you receive your proxy statement, please review it carefully and cast your vote. This Supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement.

In addition, Daniel J. Prislin has announced his retirement from Jackson Square at the end of 2021.  He will continue to serve as portfolio manager on the Fund until that time.
Effective December 31, 2020, Christopher J. Bonavico will no longer serve as portfolio manager to the Fund. All references to Mr. Bonavico as a portfolio manager of the Fund are hereby deleted on that date.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated November 20, 2020.